UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 20, 2007
UGS Corp.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-123664 (Commission File Number)	75-2728894 (IRS Employer Identification No.)

5800 Granite Partway, Suite 600 Plano, Texas (Address of Principal Executive Offices)	75024 (Zip Code)
(972) 987-3000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
     Pursuant to the terms of the Indenture, dated as of May 27, 2004, by and between the Company, the Guarantors named therein and U.S. Bank National Association, as trustee, the Company is furnishing with this Current Report on Form 8-K certain annual financial information, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a report on the annual financial statements by the Company’s certified independent accountants, attached hereto as Exhibit 99.1.
     The information furnished in this report shall not be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934 (‘Exchange Act”) or otherwise subject to the liabilities of Section 18 of the Exchange Act, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibit.

ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit
No.	Description

99.1	Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGS Corp.

Date: March 20, 2007	By: Name:	/s/ Douglas E. Barnett Douglas E. Barnett
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Financial Information